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                                                                  EXHIBIT 10.54











                                THIRD AMENDMENT

                                       TO

                                MERGER AGREEMENT

                                 BY AND BETWEEN

                          NATIONAL DIAGNOSTICS, INC.,
                             A FLORIDA CORPORATION

                                      AND

                      AMERICAN ENTERPRISE SOLUTIONS, INC.,
                             A FLORIDA CORPORATION

                            EFFECTIVE JULY 24, 1998



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                                THIRD AMENDMENT

        This Third Amendment (the "3rd Amendment") is made and entered into as of this 24th day of July, 1998 by and between NATIONAL DIAGNOSTICS, INC., a Florida corporation ("NDI") and American Enterprise Solutions, Inc., a Florida corporation ("AES").

                                    RECITALS

        WHEREAS, NDI and AES have entered into that certain Merger Agreement dated February 23, 1998 as amended by that certain First Amendment dated March 17, 1998 and that certain Second Amendment dated April 29, 1998 (the "Agreement") pursuant to which it is contemplated that AES will be merged (the "Merger") with and into NDI under the terms and conditions specified in the Agreement; and

        WHEREAS, Section 4.1 of the Agreement currently provides, among other things, that the Closing of the Merger shall occur on July 31, 1998, or as soon as practicable after all conditions to Closing shall have been satisfied or waived, or at such other time and date as NDI and AES may mutually agree; and

        WHEREAS, AES and NDI have mutually agreed that the date of Closing the Merger shall be on or before December 31, 1998, or as soon as practicable after all conditions to Closing shall have been satisfied or waived, or at such other time and date as NDI and AES may mutually agree; and

        WHEREAS, Section 13.1(ii) of the Agreement currently provides, among other things, that AES (acting through its board of directors) shall have the right to terminate the Agreement if the Closing shall not have occurred by August 1, 1998; and

        WHEREAS, AES and NDI have mutually agreed that Section 13.1(ii) of the Agreement should be amended to reflect the fact that AES (acting through its board of directors) shall have the right to terminate the Agreement if the Closing has not occurred by December 31, 1998.

        NOW, THEREFORE, in consideration of the premises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree that the Agreement is hereby amended to incorporate and reflect the following facts, terms and conditions:


         Section 4.1 of the Agreement is hereby amended to read as follows:

           4.1 PLACE AND DATE OF CLOSING. Delivery of the stock certificates referred to in Section 3 above, and consummation of the other transactions contemplated by this Agreement (hereinafter referred to as the "Closing") shall take place at the offices of Foley & Lardner, 100 North Tampa Street, Suite 2700, Tampa, FL (or at such other location as may be agreed upon by AES and NDI) on or before December 31, 1998, or as soon as practicable after all conditions to Closing shall have been satisfied or waived, or at such other time and date as NDI and AES may mutually agree, which date shall be referred to as the "Closing Date."


         Section 13.1(ii) of the Agreement is hereby amended to read as follows:

           (ii) by AES (acting through its board of directors) if the transactions contemplated by this Agreement to take place at the Closing shall not have been consummated by December 31, 1998, unless the failure of such transactions to be consummated is due to the willful failure of AES to perform any of its or his obligations under this Agreement to the extent required to be performed by it prior to or on the Closing Date; or

         This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.


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                IN WITNESS WHEREOF, the parties hereto have executed this
          Amendment as of the day and year first written above.


                                            NATIONAL DIAGNOSTICS, INC.



                                            By: /s/  Charles Broes
                                            -----------------------------------
                                            Name:    Charles Broes
                                            Title:   Chief Executive Officer


                                            AMERICAN ENTERPRISE SOLUTIONS, INC.


                                            By: /s/  Charles Broes
                                            -----------------------------------
                                            Name:    Charles Broes
                                            Title:   Chief Executive Officer